INDEXIQ ETF TRUST

IQ U.S. Large Cap ETF

IQ U.S. Mid Cap R&D Leaders ETF

IQ Global Resources ETF

IQ Real Return ETF

and

INDEXIQ ACTIVE ETF TRUST

IQ MacKay Multi-Sector Income ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 19, 2023 (“Supplement”)

to each Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information,

each dated August 31, 2023, as supplemented

Notice of Liquidation of the Funds

The Boards of Trustees of IndexIQ ETF Trust and IndexIQ Active ETF Trust (collectively, the “Trusts”), as applicable, have approved the liquidation and dissolution of the Funds on or about December 19, 2023 (the “Liquidation Date”). In connection with the liquidation and dissolution of each Fund, a Fund may depart from its stated investment objective as it winds up its operations and liquidates its portfolio.

December 12, 2023, is expected to be the last day shares of each Fund will be traded on the national securities exchange identified in the Fund’s Prospectus (the “Exchange”), and the last day that the shares of each Fund will trade in the secondary market at market prices. Shareholders may sell their holdings prior to the market close on December 12, 2023, and may incur customary transaction fees from their broker-dealer. After market close on December 12, 2023, shareholders will not be able to transact in Fund shares in the secondary market at market prices. Shareholders should be aware that after December 12, 2023, each Fund will no longer engage in any business activities, except for the purposes of selling and converting into cash all of the assets of the Fund. During this period, each Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and principal investment strategy. A Fund that seeks to track the performance of an index may incur higher tracking error than is typical for the Fund. After the close of business on December 12, 2023, each Fund will no longer accept creation or redemption orders from Authorized Participants (as defined in the Fund’s Prospectus and Statement of Additional Information).

On the Liquidation Date, any remaining shareholders of record of a Fund will receive cash equal to the net asset value of their shares as of that date after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities (the “Liquidating Distribution”). Such Liquidating Distribution received by a shareholder of record may be in an amount that is greater or less than the amount a shareholder might receive if they sell their shares prior to market close on December 12, 2023. Additionally, a Fund must declare and distribute to shareholders any realized capital gains and all net investment income. These dates may be changed without notice at the discretion of the applicable Trust’s officers.

For taxable shareholders holding shares in a non-tax advantaged account, the automatic redemption of shares of a Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. In addition, shareholders who hold shares of a Fund may receive a final distribution of net income and capital gains earned by a Fund and not previously distributed prior to liquidation. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

If you would like additional information, including information about other IndexIQ ETFs, please call (888) 474-7725 or visit newyorklifeinvestments.com/etf.

Investors Should Retain This Supplement for Future Reference

ME16br-10/23